UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2015 (May 15, 2015)

LABSTYLE INNOVATIONS CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-186054	45-2973162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Halamish Street

Caesarea Industrial Park

38900, Israel

(Address of Principal Executive Offices)

972-4-770-4055

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 15, 2015 (the “Effective Date”), LabStyle Innovations Corp. (the “Company”) entered into warrant exercise and replacement agreements (the “Exercise and Replacement Agreements”) with certain of the investors and the placement agent (collectively, the “Buyers”) in the Company’s private placement transaction which closed in February and March 2015 (the “Private Placement”). The purpose of the Exercise and Replacement Agreements was to induce the exercise of the warrants issued in the Private Placement (the “Warrants”) into shares of the Company’s common stock (the “Common Stock”) at an exercise price of $0.24 per share. In connection with the Exercise and Replacement Agreements and the exercise of the Warrants, the Company issued to the Buyers additional warrants (the “Replacement Warrants”) to purchase shares of Common Stock at an exercise price of $0.24 per share equivalent to the number of shares of Common Stock issued to the Buyers following exercise of the Warrants, which Replacement Warrants are exercisable for a period of nine months from the Effective Date. In connection with the foregoing, the Company received gross proceeds of $461,673, and issued to the Buyers an aggregate of 1,923,636 shares of Common Stock and Replacement Warrants to purchase up to an aggregate of 1,923,636 shares of Common Stock.

The securities issued pursuant to the foregoing are exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder because, among other things, the transaction did not involve a public offering and the Buyers are accredited investors.

The form of Exercise and Replacement Agreements and Replacement Warrants entered into with the Buyers are filed as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing is only a brief description of the material terms of the Exercise and Replacement Agreements and Replacement Warrants and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibits.

Item 3.02	Unregistered Sales of Equity Securities.

The response to this item is included in Item 1.01, Entry into a Material Definitive Agreement, and is incorporated herein in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Form of Warrant
10.1	Form of Warrant Exercise and Replacement Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2015	LABSTYLE INNOVATIONS CORP.

	By:	/s/ Zvi Ben David
Name: Zvi Ben David Title: Chief Financial Officer, Treasurer and Secretary